     COMMON STOCK                                        COMMON STOCK
       NUMBER                                               SHARES

                              PRINTRAK
                              INTERNATIONAL INC.

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                           CUSIP 742574 10 6


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF
                       PRINTRAK INTERNATIONAL INC.


transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                            PRINTRAK INTERNATIONAL
                               CORPORATE DELAWARE
                                     SEAL
                                     1996
CHIEF FINANCIAL OFFICER AND                                CHAIRMAN AND
   ASSISTANT SECRETARY                                CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED
     CHASEMELLON SHAREHOLDER SERVICES, LLC.
               TRANSFER AGENT AND REGISTRAR

BY

                        AUTHORIZED SIGNATURE

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT- ----------- Custodian --------------
TEN ENT - as tenants by the entireties                                  (Cust)                (Minor)
JT TEN  - as joint tenants with right of                             under Uniform Gifts to Minors
          survivorship and not as tenants                            Act --------------------------------
          in common                                                              (State)
                                                  UNIF TAP MIN ACT - -------- Custodian (until age ------)
                                                                      (Cust)
                                                                     ------------under Uniform Transfers
                                                                        (Minor)
                                                                     to Minors Act ---------------------
                                                                                         (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________

                                           X____________________________________
                                           X____________________________________
                                            THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                  NOTICE: WRITTEN UPON THE FACE OF THE CERTI-FICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT
TO S.E.C. RULE 17Ad15.